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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


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                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported):  MAY 7, 1997



                            STERLING COMMERCE, INC.
            (Exact Name of Registrant as Specified in its Charter)



   DELAWARE                        1-14196                      75-2623341
  (State of                      (Commission                  (IRS Employer
Incorporation)                   File Number)               Identification No.)



  300 CRESCENT COURT, SUITE 1200, DALLAS, TEXAS                    75201
     (Address of Principal Executive Offices)                    (Zip Code)



      Registrant's telephone number, including area code:  (214) 981-1000


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ITEM 5.  OTHER EVENTS.

     On May 7, 1997, Sterling Commerce, Inc. (the "Company") completed its acquisition (the "Acquisition") of Automated Catalogue Services L.P., a provider of electronic product catalogs and information databases delivered via CD-ROM and the Internet. The consideration paid by the Company in connection with the Acquisition was approximately $45 million, consisting of approximately $28.8 million in cash, promissory notes due January 2, 1998 having an aggregate original principal amount of approximately $11.2 million and 193,986 shares of the Company's common stock, par value $0.01 per share. The Acquisition will be accounted for under the purchase method of accounting.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits:
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          Exhibit
          Number  Exhibit
          ------  -------

           99.1 Press release, dated May 13, 1997, issued by Sterling Commerce, Inc.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        STERLING COMMERCE, INC.



                                        By:/s/ Albert K. Hoover
                                           --------------------
                                           Albert K. Hoover
                                           Vice President, Legal


Dated:  May 13, 1997


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                               INDEX TO EXHIBITS
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EXHIBIT
NUMBER     EXHIBIT
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  99.1     Press release, dated May 13, 1997, issued by Sterling Commerce, Inc.

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